UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices)(Zip Code)

(918) 236-6461

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K of ClearSign Technologies Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2024, as amended by a Form 8-K/A filed by the Company with the SEC on June 28, 2024 (the “Original 8-K”), reporting the results of stockholders voting at the Company’s annual meeting held on June 25, 2024 (the “Annual Meeting”). The sole purpose of this Amendment No. 2 is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision regarding the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. Except for the foregoing, this Amendment No. 2 does not modify or update any other disclosure contained in the Original 8-K, and this Amendment No. 2 should be read in conjunction with the Original 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously reported in the Original 8-K, a non-binding, advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Say-on-Pay”) was held at the Annual Meeting. The Company’s stockholders cast the highest number of votes in favor of holding future Say-on-Pay votes every year. After consideration of these voting results and the recommendation of the Company’s board of directors in the proxy statement filed with the SEC on May 10, 2024, as supplemented from time to time, to hold future Say-on-Pay votes every three years, the Company determined that future Say-on-Pay votes would be held every year until the next stockholder advisory vote on the frequency of future Say-on-Pay votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer